UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2025

Fold Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41168	86-2170416
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2942 North 24th Street, Suite 115, #42035 Phoenix, Arizona	85016
(Address of principal executive offices)	(Zip Code)

(866) 365-3277

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.0001 per share	FLD	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	FLDDW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on October 1, 2025, Fold, Inc., a Delaware corporation (the “Borrower”) and a wholly-owned subsidiary of Fold Holdings, Inc., a Delaware corporation (the “Company”) entered into a Master Loan Agreement (“MLA”) with Two Prime Lending Limited (“Two Prime”) pursuant to the terms of which the Borrower may, from time to time, request an advance of funds, and Two Prime may, in its sole and absolute discretion, extend or decline such advance on terms acceptable to the Borrower and Two Prime and as set forth in individually executed loan term sheets. Capitalized terms used in this Current Report on Form 8-K but not defined herein have the meanings ascribed to them in the MLA.

On November 19, 2025, the Borrower and Two Prime entered into the First Master Loan Agreement Amendment (the “MLA Amendment”) to the MLA pursuant to which, among other things: (i) the interest rate increased from 6.5% per annum to 8.5% per annum; (ii) the Initial Collateral Level decreased from 250% to 160%; (iii) the Collateral Call Level decreased from 175% to 135%; (iv) the Liquidation Level decreased from 150% to 115%; (v) the Collateral Refund Level decreased from 345% to 190%; and (vi) Two Prime is now permitted to grant a security interest in its rights to the Collateral in certain limited circumstances; provided, however, that no such counterparty shall have any right to access the Collateral unless and until an Event of Default under the Loan Documents has occurred and is continuing beyond any applicable notice and cure period.

The foregoing description of the MLA Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the MLA Amendment, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8‑K with respect to the MLA Amendment is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*^

Master Loan Agreement, dated as of October 1, 2025, by and between Fold, Inc. and Two Prime Lending Limited (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 10-K filed with the SEC on October 1, 2025).

10.2	First Master Loan Agreement Amendment, dated as of November 19, 2025, by and between Fold, Inc. and Two Prime Lending Limited.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules, or any section thereof, to the SEC upon request.

^ Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The registrant agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOLD HOLDINGS, INC.

	By:	/s/ Will Reeves
		Name:	Will Reeves
		Title:	Chief Executive Officer

Dated: November 24, 2025